Special Equities Fund

Invests Aggressively
for Maximum Capital Appreciation
Annual Report
December 31, 1996

11 Hanover Square, New York, NY 10005
1-800-847-4200
1-212-363-1100
http://www.bull-and-bear.com

February 21, 1997

Fellow Shareowners:

         The stock market in 1996 was characterized by extreme divergence, following the May highs, between the performance of small and large capitalization issues. While the Russell 2000 Small Company Stock Index closed the year at a lower level than in May, indexes featuring large capitalization companies advanced sharply in the second half, propelled primarily by a very small number of stocks. In the case of the Standard & Poor's 500 Stock Index, just 15 stocks (only 3% of the 500) accounted for almost 40% of the Index's advance. Again reflecting this divergence, of 5,400 publicly traded issues with market capitalization over $10 million but less than $1 billion, approximately 2,000 closed the year down 30% or more from their 52 week highs. With the Fund's strategy during the year of aggressively investing primarily in smaller capitalization issues, which typically offer a greater potential for above-average capital appreciation, performance was negatively impacted. Thus, Bull & Bear Special Equities Fund's total return for 1996 was +1.05%, versus +14.76% for the Russell 2000 and returns of +22.96% for the Standard & Poor's 500 Stock Index and +28.71% for the Dow Jones Industrial Average. The Fund's 1996 results were disappointing, particularly following its impressive total return of +40.47% for 1995.

         The stock market was bolstered in early 1996 by generally positive corporate earnings reports, a high level of investor purchases of equity funds, low inflation, and relatively low and stable interest rates. The expected outlook was for more of the same. When April employment reports showed a sharp slowdown in job creation, the bond market rallied and stock market averages surged to new highs in May.

         In early July, a strong employment gain was reported together with a significant increase in monthly wages. Combined with indications that second quarter economic growth was quite strong, this news sent bond and equity prices down sharply. Investors feared that wage gains would soon lead to monetary tightening by the Federal Reserve, which would make common stocks relatively unattractive. Some disappointing earnings reports added significantly to this concern. As noted, smaller capitalization issues typically suffered greater declines than large company stocks.

         Negative investor sentiment regarding inflation and interest rates dramatically reversed course as subsequent economic reports pointed to a sharp slowdown in third quarter growth. Rapid reinvestment of cash reserves built up in earlier months, significant foreign buying as the dollar moved sharply higher, and a large amount of program and index buying propelled the major stock market averages to new highs in September. The liquidity requirements of major institutional investors and the perceived greater safety of larger capitalization issues led to heavy buying of large company stocks, and strength in the major averages which they dominate. Consequently, the renewed post-election market surge that carried averages to sharply higher year-end levels continued to be dominated by a narrow list of the largest capitalization equities.

         As we begin 1997, stock market averages have again set new highs, propelled by renewed strength in cyclical issues. This reflects a somewhat stronger economy reported for November and December, and inflation statistics remaining favorable. We believe the outlook for moderate economic growth and moderate inflation remains unchanged. On February 20, 1997, the investment decisions for the Fund were assumed by the Investment Policy Committee of Bull & Bear Advisers, Inc., the Fund's Investment Manager. The Committee's outlook for the remainder of 1997 is optimistic. Corporate earnings growth continues and the flow of new cash into the equity markets continue to provide broad support for stock prices. In view of market correction concerns, however, investors appear to be following a more selective approach to investing, and placing a greater emphasis on superior earnings quality and consistency. Accordingly, the Fund's investments are being reallocated to the stocks of companies perceived to have these advantages, particularly high growth areas of information technology, professional and business services, telecommunications, some cyclicals such as energy, and some defensive sectors.

         As noted in prior Reports, with respect to achieving your long range financial goals we continue to favor building your account on a regular basis, which can be done safely, automatically and conveniently through the Bull & Bear Bank Transfer Plan, Bull & Bear Salary Investing Plan, and/or Bull & Bear Government Direct Deposit Plan. For information on any of these free services, simply give us a call and we will be very pleased to help you get started.

         If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee IRA(R) or opening a discount brokerage account at Bull & Bear Securities, where you can earn 200 American Airlines(R) AAdvantage(R) miles on every trade, we would be very pleased to hear from you. Just call 1-800-847-4200, and an Investor Service Representative will be glad to assist you, as always, without any obligation on your part.


Sincerely,





 Robert D. Anderson                                            Thomas B. Winmill
 Vice Chairman                                                 Co-President

Chart Follows:

Special Equities Fund
Results of an initial investment of $10,000 with subsequent investments of $100 a month from inception, 3/20/96 with all distributions reinvested. Investments for the period total $22,900

Plot Points:
$12.1, 12.3, 16.4, 24.7, 16.6, 24.7, 33.1, 39.8, 34.4, 49.7, 51.4
Ending Value $51,440

Total Return Performance Graphs

Bull & Bear Special Equities Fund ("Fund")

Russell 2000 ("2000")

The 2000 is a small company index that is unmanaged and fully invested in common stocks. The Fund invests in common stocks and may also own fixed income securities, options and use leverage. The $10,000 Performance Graphs are from January 1, 1987 to December 31, 1996, and results in each case reflects reinvestment of dividends and distributions.

[The following table was represented as a graph with the following plot points in the printed material.]

Plot points:

Fund:$10,000, 11,485, 16,342, 10,394, 14,608, 18,754, 21,821, 18,211, 25,581
      25,851
2000:$10,000, 11,394, 13,245, 10661, 15,571, 18,437, 21,923, 21,523, 27,645
      32,216

                                                  Average
                    Final          Total          Annual
                    Value          Return         Return

Fund......          $25,851        158.51%        9.96%
2000......          $32,216        222.16%       12.41%

Source: Lipper Analytical Services, Inc.

Mutual Funds

Bull & Bear Dollar
Reserves

A high quality moneymarket fund investing in U.S. Government securities. Income is generally free from state income and intangible personalproperty taxes. Free, unlimited check writing with only a $250 minimum per check.

Bull & Bear Gold
Investors
Seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.



Bull & Bear
Special Equities Fund
Invests aggressively for maximum capital appreciation.

Bull & Bear
U.S. and Overseas Fund
Invests worldwide for the highest possible total return.

Call our toll-free number for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest.

Closed-end  investment companies listed on the American Stock Exchange

Bull & Bear Global Income Fund Investing for a high level of income from a global portfolio of primarily investment grade fixed income


Bull & Bear Municipal Investing for the highest possible income exempt from Income Fund Federal income tax that is consistent with preservation of principal.

Bull & Bear U.S. Government Securities Fund
Investing for a high level of current income, liquidity and safety of principal.

Discount Brokerage
Services

Bull & Bear
Securities, Inc.

Receive the investment information you need and the low commissions you expect. Plus you can earn American Airlines(R) AAdvantage(R) miles every time you trade. And you can save an additional 10% off our already low commission rates when you use Bull & Bear PC OnLine Investment CenterSM and/or Bull & Bear TeleQuote/ TeleTrade SM. (There is no check writing minimum for Bull & Bear Performance Plus(R) accounts.)

Call  Toll  Free1-800-VIP-4200   Total  Return
Performance. For the period ended December 31,
1996,  Bull  &  Bear  Dollar  Reserves'  7-day
compound yield was 4.75% on a current yield of
4.64%.  Past  performance  does not  guarantee
future   results.   Investment   return   will
fluctuate, and there can be no assurance a net asset value of $1.00 per share will be able to be maintained.

                     BULL & BEAR SPECIAL EQUITIES FUND, INC.
              SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 1996


                                                             MARKET
 SHARES                                                       VALUE
             COMMON STOCKS AND WARRANTS (100.0%)
             AIR TRANSPORTATION (2.3%)
      28,000 Atlas Air Inc.*                                   $  1,337,000
                                                               ------------

             APPAREL MANUFACTURING (3.6%)
      25,000 Liz Claiborne Inc.                                     965,625
      55,000 Quiksilver Inc.*                                     1,182,500
                                                              -------------
                                                                  2,148,125

             BIOLOGICAL PRODUCTS (8.4%)
     165,000 NABI Inc.*                                           1,443,750
     145,000 North American Vaccine, Inc.*                        3,516,250
                                                              -------------
                                                                  4,960,000

             COMMUNICATIONS EQUIPMENT (8.2%)
      50,000 Ericsson (L.M.) Telephone Co. ADR                    1,509,375
     100,000 Fastcomm Communications Corp.*                         612,500
      55,000 Glenayre Technologies, Inc.*                         1,185,937
      25,000 Northern Telecom Ltd.                                1,546,875
                                                              -------------
                                                                  4,854,687

             COMMUNICATIONS SOFTWARE (4.2%)
      70,000 Cellular Technical Services Company*                 1,400,000
      59,000 NICE-Systems Ltd.*                                   1,062,000
                                                              -------------
                                                                  2,462,000

             COMPUTERS EQUIPMENT (2.3%)
      18,000 Compaq Computer Corp.*                               1,336,500
                                                              -------------

             COMPUTER INTEGRATED SYSTEMS DESIGN (7.4%)
      85,000 Interlink Computer Sciences, Inc.*                   1,423,750
      40,000 Newbridge Network Corp.*                             1,130,000
      25,000 3Com Corp.*                                          1,834,375
                                                              -------------
                                                                  4,388,125
             COMPUTER PERIPHERAL EQUIPMENT (3.6%)
      65,000 EMC Corp.*                                           2,153,125
                                                              -------------

             COMPUTER SOFTWARE (16.4%)
      84,000 Business Objects S.A. ADR*                           1,134,000
      33,000 BMC Software, Inc.*                                  1,365,375
      24,000 Computer Associates International, Inc.              1,194,000
     400,000 Computervision Corp.*                                3,700,000
      50,000 Dataworks Corp.*                                     1,262,500
      25,000 Project Software & Development, Inc.*                1,059,375
                                                              -------------
                                                                  9,715,250
             CONSUMER SERVICES, INC. (1.8%)
      45,000 CUC International, Inc.*                             1,068,750
                                                              -------------

             DIAGNOSTIC PRODUCTS (3.1%)
      80,000 Humascan Inc.*                                   $     450,000
      90,000 Neoprobe Corp.*                                      1,383,750
                                                              -------------
                                                                  1,833,750
             ENERGY SERVICES (3.1%)
      35,000 Reading & Bates Corp.*                                 927,500
      30,000 Weatherford Enterra, Inc.*                             900,000
                                                             --------------
                                                                  1,827,500
             ENGINEERING SERVICES (.3%)
     126,500 Essex Corp. Units*                                     180,063
                                                             --------------

             OIL AND GAS EXPLORATION & PRODUCTION (.5%)
     100,000 Harken Energy Corp.*                                   300,000
                                                             --------------

             PERSONAL CREDIT INSTITUTIONS (9.4%)
     270,000 AmeriCredit Corp.*                                   5,535,000
                                                              -------------

             POLLUTION CONTROL (2.1%)
      40,000 U.S. Filter Corp.*                                   1,270,000
                                                              -------------

             RETAIL (5.8%)
      43,750 Consolidated Stores Corp.*                           1,405,469
      57,000 Renters Choice, Inc.*                                  826,500
      38,000 The Pep Boys-Manny, Moe & Jack                       1,168,500
                                                              -------------
                                                                  3,400,469

             SATELLITE COMMUNICATION (4.5%)
      80,000 Loral Space & Communications Ltd.*                   1,470,000
      70,000 Orbital Sciences Corp.*                              1,207,500
                                                              -------------
                                                                  2,677,500
             SEMI-CONDUCTORS & RELATED DEVICES (7.4%)
      45,000 Analog Devices Inc.*                                 1,524,375
      10,000 Intel Corp.                                          1,309,375
      15,000 Intel Corp. Warrants expire (3/14/98)*               1,383,750
      75,000 R.F. Power Products, Inc.*                             187,500
                                                             --------------
                                                                  4,405,000
             SURGICAL & MEDICAL EQUIPMENT & DEVICES (5.6%)
      45,000 Sofamor Danek Group, Inc.*                           1,372,500
      45,000 Staar Surgical Co.*                                    596,250
      45,000 Stryker Corp.                                        1,344,375
                                                              -------------
                                                                  3,313,125

    TOTAL INVESTMENTS (COST: $55,853,434) (100.0%)               $59,165,969
                                                                 ===========


* Indicates non-income producing security.





                    See    accompanying    notes    to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996

ASSETS:
Investments at market value (cost: $55,853,434) (note 1)        $59,165,969
========================================================        ===========
Receivables:
============
Investment securities sold                                          156,000
==========================                                          =======
Fund shares sold                                                     34,431
================                                                     ======
Dividends                                                             8,138
=========                                                             =====
Other assets                                                          4,822
============                                                   ------------
     Total assets                                                59,369,360
LIABILITIES:
Payables:
Demand note payable to bank (note 5)                              9,147,819
====================================                              =========
Investment securities purchased                                     150,000
===============================                                     =======
Fund shares redeemed                                                 33,152
====================                                                 ======
Accrued expenses                                                    158,584
================                                               ============
Accrued management and distribution fees                             39,886
========================================                       ------------
     Total liabilities                                            9,529,441
NET ASSETS: (applicable to 2,171,070 outstanding shares:
500,000,000 shares of $.01                                      $49,839,919
par value authorized)
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($49,839,919 _ 2,171,070)                                            $22.96
                                                                     ======
At December 31, 1996, net assets consisted of:
Paid-in capital                                                 $46,567,861
Accumulated net realized loss on investments                       (40,477)
Net unrealized appreciation on investments                        3,312,535
                                                                -----------
                                                                $49,839,919







See accompanying notes to financial statements.


                           SPECIAL EQUITIES FUND, INC.

STATEMENT OF OPERATIONS
Year Ended December 31, 1996

INVESTMENT INCOME:
Dividends                                                   $    47,767
Interest                                                         13,146
                                                           ------------
Total investment income                                          60,913
                                                           ------------
EXPENSES:
Distribution (note 3)                                           548,325
Investment management (note 3)                                  461,244
Interest (note 5)                                               255,872
Transfer agent                                                   81,686
Custodian                                                        66,397
Shareholder administration (note 3)                              61,675
Professional (note 3)                                            55,630
Registration (note 3)                                            32,323
Directors                                                         8,558
 Other                                                           28,258
                                                           ------------
Total expenses                                                1,599,968
                                                             ----------
Net investment loss                                         (1,539,055)
                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions                  6,803,639
Unrealized depreciation of investments during the period    (4,862,889)
                                                            -----------
Net realized and unrealized gain on investments               1,940,750
                                                             ----------
Net increase in net assets resulting from operations         $  401,695
                                                             ==========













                  See   accompanying   notes  to  financial statements.


                           SPECIAL EQUITIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,



                                                                                   1996
                                                                                                                 1995
OPERATIONS:
Net investment loss                                                              $ (1,539,055)               $ (1,893,065)
===================                                                              =============               =============
Net realized gain from security transactions                                         6,803,639                  14,970,525
============================================                                         =========                  ==========
Unrealized appreciation (depreciation) of investments during the                   (4,862,889)                   4,972,715
================================================================                --------------                 -----------
period
Net increase in net assets resulting from operations                                   401,695                  18,050,175
====================================================                                   =======                  ==========
DISTRIBUTIONS TO SHAREHOLDERS:
  Distribution from net realized gains ($2.72 and $1.39 per share,                 (5,342,284)                 (2,913,388)
==================================================================                 ===========                 ===========
respectively)
CAPITAL SHARE TRANSACTIONS:
Decrease in net assets resulting from capital share transactions (a)               (1,559,043)                 (4,411,285)
====================================================================            --------------                ------------
Total change in net assets                                                         (6,499,632)                  10,725,502
==========================                                                         ===========                  ==========
NET ASSETS:
Beginning of year                                                                   56,339,551                  45,614,049
=================                                                                 ------------                 -----------
End of year                                                                        $49,839,919                 $56,339,551
===========                                                                        ===========                 ===========
--------------
(a)  Transactions in capital shares were as follows:



                                                                           1996                                   1995
                                                         --------------------------------------  ---------------------
                                                            Shares         Value              Shares               Value
Shares sold                                                       564,667      $14,997,930         6,008,412          $129,150,027
===========                                                       =======      ===========         =========          ============
Shares issued in reinvestment of                                  216,965        4,957,636           108,692             2,697,731
================================                                  =======        =========       ===========             =========
distributions
Shares redeemed                                                 (826,992)     (21,514,609)       (6,287,493)         (136,259,043)
===============                                                 ---------     ------------       -----------        --------------
Net decrease                                                     (45,360)     $(1,559,043)                           $ (4,411,285)
============                                                   ==========     ============                ==         =============
                                                                                                   (170,389)











            See    accompanying    notes    to financial statements.


                           SPECIAL EQUITIES FUND, INC.

                          Notes to Financial Statements


   (The Fund is a Maryland Corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is capital appreciation. The Fund seeks capital appreciation by investing aggressively as set forth in the prospectus, depending on the assessment of economic and market factors, in equity securities, warrants, convertible securities and debt instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors. Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $55,893,911, gross unrealized appreciation and gross unrealized depreciation were $7,409,527 and $4,137,469, respectively at December 31, 1996. Distributions paid to shareholders during the years ended December 31, 1996 and 1995 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of utilization of capital loss carryforwards and net operating losses to offset short-term capital gains.

   (The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The
Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the year ended December 31, 1996 the Fund paid $39,674 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager as commissions for brokerage services. The Fund reimbursed the Investment Manager $22,062 for providing certain administrative and accounting services at cost for the year ended December 31, 1996.

   The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $61,675 for shareholder administration services which it provided to the Fund at cost for the year ended December 31, 1996.

   (Purchases and proceeds of sales of securities other than short term notes aggregated $183,574,428 and $182,808,200, respectively.

   (The Fund has a committed bank line of credit. At December 31, 1996, the balance outstanding was $9,147,819 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.75 percentage points. For the year ended December 31, 1996, the weighted average interest rate was 7.04% based on the balances outstanding during the period and the weighted average amount outstanding was $3,633,850. Included in interest expense is $1,638 for commitment fees related to this line of credit.



                           SPECIAL EQUITIES FUND, INC.

   FINANCIAL HIGHLIGHTS


                                                       Years Ended December 31,

   PER SHARE DATA*                              1996               1995            1994                  1993              1992
   ===============                             ------             =-----          ======-             -------              --------


   Net asset value at beginning                $25.42            $ 19.11             $23.13             $  24.88           $  19.38
   ============================                ------            -------             ------             --------           --------
of period
   Income from investment
operations:
     Net investment loss                        (.73)              (.81)              (.55)                (.76)              (.58)
   =====================                        =====              =====              =====                =====              =====
     Net realized and unrealized                  .99               8.51             (3.28)                 4.65               6.08
   =============================             --------          ---------          =========           ----------         ----------
gain (loss) on investments
       Total from investment                      .26               7.70             (3.83)                 3.89               5.50
   =========================                      ===               ====             ======                 ====               ====
operations
==========
   Less distributions:
     Distributions from net                    (2.72)             (1.39)              (.19)               (5.64)               --
   ========================                 --------=         ---------=         ---------          ------                   ------
reali ed gains on investments
       Net increase (decrease) in              (2.46)               6.31             (4.02)               (1.75)               5.50
   ==============================           --------=          ---------         ==========          ----------           ----------
net asset value
   Net asset value at end of                   $22.96            $ 25.42           $  19.11             $  23.13           $  24.88
   =========================                   ======            =======           ========             ========           ========
period

   TOTAL RETURN                                  1.0%              40.5%        (16.5)%                   16.4%               28.4%
                                              ======           ========         =====                     ======            ========

   RATIOS/SUPPLEMENTAL DATA
   Net assets at end of period             $49,840                $56,340       $45,614                   $73,957          $68,314
                                           =======                =======       =======                   =======          =======
(000'  omitted)
   Ratio of expenses to average                2.45%              2.88%              2.92%                2.74%               3.07%
                                            ========          =========          =========           ==========           =========
net assets(a)
   Ratio of net investment loss                2.81%              2.70%              2.43%                2.73%               2.78%
                                            ========          =========          =========           ==========           =========
to average net assets
   Portfolio turnover rate                      311%               319%               309%                 256%                261%
                                            ========            =========          =========            =========          =========
   Average commission per share            $.0714
                                          ========

  * Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed usingcomputations had no effect on net asset value per share.
  (a)Ratios including interest expense were 2.92% and 3.67% for the years ended December 31, 1996 and 1995, resp



                           SPECIAL EQUITIES FUND, INC.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors and Shareowners of
  Bull & Bear Special Equities Fund, Inc.:


      We have audited the accompanying statement of assets and liabilities of Bull & Bear Special Equities Fund, Inc., including the schedule of portfolio investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Special Equities Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                            TAIT, WELLER & BAKER




Philadelphia, Pennsylvania
January 17, 1997


                           SPECIAL EQUITIES FUND, INC.

Special Equities Fund

11 Hanover Square
New York, NY 10005
1-800-847-4200 1-212-363-1100 http://www.bull-and-bear.com Call toll-free for Fund performance, telephone purchases, exchanges among the Bull & Bear Funds, and to obtain information concerning your account.
1-800-847-4200
1-212-363-1100


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.




                           SPECIAL EQUITIES FUND, INC.